Q3 2025 Investor Presentation EXHIBIT 99 This presentation includes forward-looking comments subject to important risks and uncertainties. The statements contained in this investor presentation that are not historical facts are “forward-looking statements.” These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) delays in delivery and other supply chain disruptions, or increases in costs as a result of inflation or otherwise, including materials, critical components and transportation costs and shortages, the effects of tariffs on raw materials or sourced products, and labor, or changes in or unavailability of quality suppliers or transporters, including the impacts of the foregoing risks on the Company's liquidity, (2) impacts resulting from increased trade barriers and restrictions on international trade, including as a result of previously announced, and potentially new, changes to U.S. trade policy and tariffs as well as retaliatory or other tariffs imposed by other countries where the Company does business, (3) delays in manufacturing and delivery schedules, (4) reduction in demand for lift trucks, attachments and related aftermarket parts and service on a global basis, including any cyclical reduction in demand in the lift truck industry, (5) customer acceptance of pricing, (6) customer acceptance of, changes in the costs of, or delays in the development of new products, (7) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit, or obtain financing at reasonable rates, or at all, as a result of interest rate volatility and current economic and market conditions, including inflation, (8) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions, including the Uyghur Forced Labor Prevention Act (the “UFLPA”) which could impact Hyster-Yale's imports from China, as well as armed conflicts, including the Russia/Ukraine conflict, the Israel and Gaza conflict and/or the conflict in the Red Sea, and their regional effects, (9) exchange rate fluctuations, interest rate volatility and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (10) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives and restructuring programs, (11) the successful commercialization of products and technology related to the energy solutions program, (12) political and economic uncertainties in the countries where the Company does business, as well as the effects of any withdrawals from such countries, (13) bankruptcy of or loss of major dealers, retail customers or suppliers, (14) introduction of new products by, more favorable product pricing offered by or shorter lead times available through competitors, (15) product liability or other litigation, warranty claims or returns of products, (16) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, (17) the ability to attract, retain, and replace workforce and administrative employees, (18) disruptions resulting from natural disasters, public health crises, political crises or other catastrophic events, and (19) the ability to protect the Company’s information technology infrastructure against service interruptions, data corruption, cyber-based attacks or network breaches. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides is effective as November 4, 2025. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. Safe Harbor Statement and Disclosure 2 Q3 2025 Quarterly Overview 4 One company with two businesses, each offering a full line of products and services Hyster-Yale (NYSE: HY) Enable lift truck versatility for handling unique and fragile loads. Provide essential transport solutions for warehouse and industrial applications. LIFT TRUCKS – Core Business1 BOLZONI – Attachment Business2 FOR EACH BUSINESS Board of Directors ● CEO ● P&L and balance sheet ● Tailored incentive plans

5 Hyster-Yale at a Glance – Q3 2025 Consolidated Results $979M _____________________ (1) Adjusted Operating Profit and Adjusted Net (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 61. $2.3M $3.3M $2.3M $1.6M REVENUES OPERATING PROFIT ADJUSTED OPERATING PROFIT (1) NET LOSS ADJUSTED NET LOSS (1) Key Takeaways – Q3 2025 6 FINANCIAL OUTLOOKSOLID LIQUIDITY 20% WORKING CAPITAL PERCENT OF SALES decreased 130 bps* vs. Q2 ’25 due to improved inventory efficiency $275M UNUSED BORROWING CAPACITY Improved by $10M vs. Q2 ‘25 levels BOOKINGS IMPROVEMENT $380M UNIT BOOKINGS VALUE +15% vs. Q2 ‘25 $1.4B UNIT VALUE BACKLOG ~2 months production foundation FINANCIAL RESULTS $979M REVENUE -4% vs. prior year $3M ADJUSTED OPERATING PROFIT(1) Below prior year’s strong results *Bps: Basis points _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 61. Higher tariffs creating cost and market demand uncertainty Evolving market trends impacting ability to provide initial 2026 performance outlook Reduced market demand coupled with tariff-driven cost increases HY CONSOLIDATED LIFT TRUCK(1) BOLZONI(1) ($M) Q3 2025 Q3 2024 VARIANCE Q3 2025 Q3 2025 Revenues $979 $1,016 ($37) $929 $87 Adjusted Operating Profit(2) $3 $34 ($31) $1 $2 Adjusted Net Income (Loss)(2) ($2) $18 ($20) — — Adjusted EBITDA(2) $15 $49 ($34) $10 $5 Results for Q3 2025 vs. Prior Year 7 _____________________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted Operating Profit. Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 61. LIFT TRUCK • Revenue: $929M, 4% lower y/y ‒ Lower truck volumes across all product lines ‒ Economic uncertainty impacted customer order activity • Adj. operating profit: $1M, significantly lower y/y ‒ Tariffs and lower volumes impacted gross profit ‒ Lower operating costs due to reduced employee- related costs BOLZONI • Revenue: $87M, 11% lower y/y ‒ Continued phase-out of lower-margin legacy products and weaker demand in the Americas • Adj. operating profit: $2M, 66% lower y/y ‒ Reduced volumes partially offset by favorable product mix ‒ Higher employee-related costs Reduced demand due to ongoing economic uncertainty and tariffs Debt Overview Unused Borrowing Capacity of $275M Q3 2025 DEBT COMPOSITION 1 2 3 4 5 6 7 8 100 200 300 400 500 Q1'23 Q3'23 Q1'24 Q3'24 Q1'25 Q3'25 N e t D e b t / A d ju ste d E B IT D A N e t D e b t Net Debt Net Debt / Adjusted EBITDA NET DEBT / ADJUSTED EBITDA Note: Internal estimates are as of 9/30/23 ($M) 0 50 100 150 200 250 300 350 2025 2026 2027 2028 2029 2030 US EMEA 15(1) 225 TLB(2) 300 ABL(3) 90 ABL & TLB MATURITIES ($M) _____________________ (1) Amortizing principal: ~$2.2M per year (2) TLB: Term Loan, final payment due May 2028 (3) ABL: Asset Backed Loan expires June 2030 No near- term maturities $70 $214 $100 $56 $23 $6 ABL Term Loan Working Capital Facilities Wholesale Financing Leases Other $468 ($M) Leverage increase due to lower earnings 8 Leverage negatively impacted by supply chain constraints post-COVID

Quarterly Cash Activity 9 • $71M of Cash on hand • Working Capital to Sales ratio: 20% ‒ Inventory improved by $155M y/y and $35M vs. Q2 ’25 (ex. FX and tariffs) • Dividends paid: ‒ Q3 ’25 YTD: $19M ‒ FY 2024: $24M Continue to adhere to long-term capital allocation priorities: • Reduce debt • Reinvest cash for profitable growth • Shareholder return Note: Internal estimates are as of 9/30/23 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 0 20 40 60 80 100 120 140 160 180 2020 2021 2022 2023 2024 Q3 2025 LTM* C a p E x % R e v e n u e Cash Flow from Operations CapEx CapEx % Revenue (1) ($M) *Q3 2025 LTM: Last Twelve Months as of 9/30/25 _____________________ (1) Operating Cash Flow Loss of $254M not shown due to presentation scaling. OPERATING CASH FLOW & CAPEX AS OF 9/30/25 10 Profit decline on lower revenues reflecting tariff-related cost and demand impacts Q4 2025 Outlook • Revenue below Q3 2025 due to lower volume ‒ Weaker US demand ‒ Continued phase out of legacy transmission products • Operating profit slightly above Q3 2025 level ‒ Favorable product mix offsetting weaker product demand and related manufacturing cost absorption BOLZONI • Revenue and operating profit decline vs. Q3 2025 ‒ Moderated demand and production rates ‒ Margins impacted by increased competitive dynamics and ongoing tariff costs ‒ Operating expenses ‒ Q4 level inline with year-to- date run rate ‒ Focused on reducing 2026 levels to better align with ongoing moderated production expectations LIFT TRUCK HYSTER-YALE • Lower revenue vs. Q3 2025 • Expected moderate operating loss • Solid cash flow from operations well below strong 2024 level ‒ Working capital efficiencies, focused on inventory • Continued focus on the Company’s ongoing transformation: ‒ New products, manufacturing efficiencies and IT upgrades ‒ Capex of $50-$60M forecasted Company Overview & Strategy Hyster-Yale (NYSE: HY) One company with two businesses, each offering a full line of products and services 12 *Q3 2025 LTM: Last Twelve Months as of 9/30/25 **JAPIC: Japan, Asia Pacific, India, China ($M) CONSOLIDATED FINANCIALS Revenues Adjusted Operating Profit(1) Adjusted Net Income(1) SALES BY SEGMENT _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 61. Q3 2025 LTM* $3,914 $86 $31 BOLZONI – Attachment Business2 LIFT TRUCKS – Core Business1 Americas 75.1% EMEA 15.1% JAPIC** 4.8% Bolzoni 5.0% Q3 2025 LTM*

Vision

Transforming the way the world moves materials from Port to Home



LIFT TRUCKS | ATTACHMENTS

HYSTER · Yale · maximal · SUMITOMO NACCO FORKLIFT · NUVERA · BOLZONI · AURAMO · MEYER

Transformation focused on reducing the impact of material movement on people, the environment and the economy driven by the imagination and creativity of our team.

HYSTER-YALE
13

Mission: We Make Our Customers Two Promises …

Providing optimal solutions and excellent customer care



OPTIMAL SOLUTIONS

- Understand customers' applications and needs for equipment/power options
- Provide optimal solutions
- Enhance customer productivity at lowest cost of ownership



CUSTOMER CARE

- Never let customers down
- Engagement and solutions through lifecycle
- Increase value in solutions offerings

ICARE Values Integrity • Commitment • Accountability • Respect • Excellence

HYSTER-YALE
14

Lift Trucks are Integral to Our Lives

Products are handled numerous times by a forklift before they reach the end customer


Cotton T-Shirt
Forklift Usage Estimates
Cotton
Textile
Product
Customer
Retail
Warehouse
Port
23
POTENTIAL FORKLIFT TOUCHES


Building Lumber
Forklift Usage Estimates
Timber
Logs
Building Site
Supply Store
Lumberyard
14
POTENTIAL FORKLIFT TOUCHES

HYSTER-YALE
15

Global Leader of Material Handling Solutions

Serving customers globally, regionally and locally using an industry and customer-focused approach


Hyster-Yale, Inc. Headquarters
Hyster-Yale Materials Handling, Inc. Location
Bolzoni Group Location

8,200 GLOBAL EMPLOYEES

GLOBAL INDUSTRY COVERAGE

- Industry application focus
- Full-range of class 1 to 5 lift trucks
- Integrated technologies to reduce cost of ownership and enhance safety
- Full-range of attachments and power options, including batteries and fuel cells

REGIONAL OPERATIONS

- Focused design centers
- Regional production and parts centers

LOCAL SALES & SERVICE*

- HY and capable dual-brand dealers' business models aligned
- Entrepreneurial customer-focused dealers
  - ~3,700 sales professionals
  - ~10,300 technicians

*Detailed information on number of dealers available in appendix on page 72.

HYSTER-YALE
16

Global Mega Trends Accelerate Growth

Long-term growth rates supported by market shifts and HY's unique capabilities

Technology Solving Challenges

PRODUCTIVITY
Industry-specific approach to application challenges

EMPLOYEE SAFETY
Operator Assist and AGVs*

LABOR SHORTAGES
Automation


H2

ELECTRIFICATION
Batteries and fuel cells

INFORMATION AS A SERVICE
Telemetry and data services

LOW-COST COMPETITION
Modular, scalable products

*Automated Guided Vehicles

Lift trucks increasingly impact every aspect of our lives

17

100+ Years of Leading Innovations and Operational Excellence

Full range of products, power options and solutions

CAPACITY RANGE: ~2,500 lbs to 100,000+ lbs

ELECTRIC			INTERNAL COMBUSTION (ICE)		CLASS 1	CLASS 5
CB*	WAREHOUSE		COUNTERBALANCED		BATTERY/FUEL CELL	ICE
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	BIG TRUCKS: 8 to 52 TON	



TECHNOLOGY SOLUTIONS	POWER OPTIONS	ATTACHMENTS
Automation • Operator Assist • Telematics	Electric • ICE • Hydrogen	Clamps • Rotators • Multipallets • Forks



*CB: Counterbalanced

18

Unique Business Model

Efficient capital deployment targeting high returns



CAPITAL EFFICIENT INVESTMENTS
- Modular, scalable product platforms
- Manufacturing footprint optimization
- "Center of Gravity" suppliers

INVESTMENT PRACTICES

Focus on investments that enhance core lift truck business and drives strong ROTCE*



OPTIMIZE CAPITAL DEPLOYED
- Independent dealer network
- Independent suppliers
- Financing arm (joint venture)

*ROTCE: Return on Total Capital Employed

19

Operating Structure Optimized to Deliver Customer-Centric Solutions Through Our Two Businesses

CUSTOMERS
- Global
- Full product line
- Solve biggest pain points
- Optimal Solutions
- Customer Care

DISTRIBUTION
- Exclusive, independent dealers
- Direct sales to major accounts
- Focus on:
  - Share growth
  - Capturing full customer potential

INTERNAL CAPABILITIES
- Modular, scalable platforms
- "Center of Gravity" suppliers
- Optimized manufacturing footprint
- Customer-focused aftermarket infrastructure

Disciplined people, thoughts and actions

20

Well-Defined, Long-Term Strategies Across All Businesses

Service plus technology capabilities enhance the core and accelerate performance

ENABLE STAKEHOLDERS' SUCCESS
- Customers
- Dealers
- Suppliers
- Employees
- Shareholders

CORE GROWTH
- Growth through our Economic engine
  - Consistent, pressure tested roadmap for GDP++ increases
- Growth through industry expansion

ENHANCE COMPETITIVE ADVANTAGE
- Evolutionary service solutions enhance core growth
- Revolutionary technology solutions accelerate growth
- Accretive to core GDP++ growth

POSITION FOR FUTURE GROWTH
- Accretive capital allocation
- Investing in strategic initiatives

Management incentives aligned with long-term value creation and shareholder success

HYSTER-YALE
21

Our Economic Engine Drives Compounding Growth

Five core strategies to transform HY's competitiveness, market position and economic performance over time, each supported by strategic projects


Worldwide Distribution Strength to Drive MARKET SHARE
Geographic & Product Balance
Volume ECONOMIES OF SCALE
Provide lowest cost of ownership, while enhancing productivity for customers
Be the leader in independent distribution
LIFT TRUCK BUSINESS
Adaptable, agile, problem-solving business
Be the leader in delivery of industry & customer focused solutions
BOLZONI
Be the leader in the attachments business
PARTS & SERVICE Volume
Large Lift Truck Population in Service

HYSTER-YALE
22

Strategically Focused with Disciplined Execution

Connecting strategies to key projects within our businesses to achieve growth objectives

PROJECTS FOR

REVENUE GROWTH



- Modular, scalable products
- Solutions-based approach

Market Growth & Technology Innovation

PROFIT GROWTH



- Pricing
- Technology solutions
  - Automation
  - Green energy

Commercial Discipline & New Products

CASH GENERATION



- Manufacturing footprint optimization
- WC* efficiency with more JIT** supply base

Capital Efficiency & Supplier Optimization

CAPITAL DEPLOYMENT


HYSTER
Yale

- Independent distribution drives capital light model
- Focus on growth and efficiency investments

Shareholder value focus

*WC – Working Capital **Just-In-Time

HYSTER-YALE
23

Our Superpower, Easy to Understand, Hard to Replicate

Sustainable competitive advantage through disciplined, global cross-functional projects



THICKET OF ACTIVITIES ▶
Cross-company projects



CULTURE ▶
Discipline, problem solving



MOMENTUM ▶
Synergistically accelerating results


EDISON AWARDS
SILVER

ACCOMPLISHMENTS
Systematic, mission driven, relentless

HYSTER-YALE
24

One Company, Two Synergistic Businesses 25 Executing on growth strategies with a margin and cash emphasis Core Business: LIFT TRUCKS Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions Technology to Address Customers’ Challenges • Leverage the HY Distribution Network Attachment Business: BOLZONI Long-Term Financial Objectives REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset-based selling • Technology as a service • Electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 27 Progress toward Lift Truck & Bolzoni long-term targets key to long-term HY results Strategy Execution Accelerating Progress + + = 28 Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities for Lift Truck & Bolzoni REVENUE WORKING CAPITAL % SALES(1) ADJUSTED OPERATING PROFIT MARGIN(1) ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2021 2022 2023 2024 Q3 2025 LTM* Future GDP++ ($M) (4%) (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 Q3 2025 LTM* Future 7% Target (10%) 0% 10% 20% 30% 2021 2022 2023 2024 Q3 2025 LTM* Future Sustain at 20%+ *Q3 2025 LTM: Last Twelve Months as of 9/30/25 _____________________ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 61. 0% 5% 10% 15% 20% 25% 2021 2022 2023 2024 2025 Future 15% Target

Accretive Capital Allocation Framework

Generating consistent cash flows and making disciplined investments

Efficient Fixed Cost Utilization | Effective Working Capital Management | Capital Productivity

Strong Operating Cash Flow

Consistent use of cash:

- Routine Debt Service
- Maintenance CapEx ~ *equal to depreciation*
- Research and Development *product line evolution*
- Reliable Dividends *reflect business confidence*

Focus on balance sheet strength and flexibility

Excess Free Cash Flow

Reduce Leverage | Fuel Growth and Efficiency | Acquire Capabilities | Additional Shareholder Return

ROTCE Goal: >20%

29

Our Path to Long-Term Value Creation

Transformation of core lift truck business for sustainable financial improvement

Q3 2025 LTM*

- Revenue: $3.9B
- Adjusted Operating Profit & Margin(1): $85.7M / 2.2%
- Cash from Operations: $110M

Profitable growth → Free cash flow generation

+ Revenue Growth GDP++ + Operating Profit 7% Sales + Working Capital 15% Sales =

ACHIEVING LONG-TERM FINANCIAL OBJECTIVES

- Revenue: >$5B
- Operating Profit & Margin: >$350M / 7%
- Cash from Operations: >$300M
- ROTCE: >20%

Growth for warehouse, automation, energy management solutions and attachments

*Q3 2025 LTM: Last Twelve Months as of 9/30/25

(1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 61.

30

HY - A Solid Long-Term Investment Option

Innovative, disciplined, long-term focused company

LIFT TRUCK & ATTACHMENT BUSINESS

- Established industry provides consistent growth potential
- High barriers to entry
- Profit generation from new products / technology and market penetration
- Strong operating cash generation potential

HYSTER-YALE

INCREASING SHAREHOLDER VALUE

- Combining innovation and discipline to create strong outcomes
- Capital allocation focus for shareholder value

31

Overall Investment Thesis

Focused business portfolio and capabilities for long-term growth

ATTRACTIVE GLOBAL MARKETS

Lift truck industry growth rate at GDP+

Solid long-term growth potential

TECHNOLOGY-ENABLED SOLUTIONS

Solving our customers' most difficult materials handling challenges

FINANCIAL RESULTS

Driving accretive capital allocation

32

Lift Truck Business Transforming the way the world moves materials from Port to Home. 34 Diversified across regions and product classes Improved Lift Truck Business Financial Performance 2.9 3.4 3.9 4.1 3.7 2021 2022 2023 2024 Q3 2025 LTM* LIFT TRUCK REVENUES REVENUE BY CLASS 26% Class 1 Electric 10% Class 2 Electric 6% Class 3 Electric 14% Class 4 ICE Class 5 ICE 44% ADJUSTED OPERATING PROFIT MARGIN(1) (3.2%) (1.3%) 4.9% 6.1% 2.3% (4%) (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 Q3 2025 LTM* Target 7% Source: Company LTM 9/30/25 Unit Revenues ($B) *Q3 2025 LTM: Last Twelve Months as of 9/30/25 _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 61. Q3 2025 operating profit margin decline due to reduced production volumes 22% Industrials Full-line global lift truck manufacturer serving a broad group of end markets 14% Service, Rental & Other Electric Units Aftermarket 7% Independent Dealers 35 Revenue Diversification 2024 LIFT TRUCK SALES BY PRODUCT _____________________ (1) Includes Big Truck sales that represent 12% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit revenue by industry. 2024 RETAIL LIFT TRUCK UNIT REVENUE BY END MARKET(2) (1) 2024 LIFT TRUCK DISTRIBUTION CHANNEL MIX 77%23% Major Accounts Food and Beverage 23%28% Retail and Durable Goods Logistics 27% ICE 47% 32% Large installed lift truck base drives parts sales ~ 1,014K units @ 12/31/24 _____________________ Trend line including China represents 7% 11-year CAGR Average Industry Size. Market linked to worldwide movement of all goods Global Lift Truck Industry 36 _____________________ Source: WITS* Represents annual order intake through 6/30/25. **Estimate: FY25 based on WITS information through 6/30/25 and company estimates. WITS Industry Data reported one quarter in arrears. Industry Units by Class 18% Class 1 Electric 6% Class 2 Electric 54% Class 3 Electric 1% Class 4 ICE Class 5 ICE 21% 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,341 2,088 2,159 2,271 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Est. FY25 CAGR (2015 – 2024) = 8% Global Lift Truck Industry Size* including China Significantly above trend ’21-’22 (units in thousands) Americas EMEA Asia-Pacific China Estimate**

Diversified across regions and product classes Industry and HY Lift Truck Revenue 37*Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine) Class 1* 33% Class 2* 12%Class 3* 10% Class 5* 43% ________________ Source: Internal Company estimates through 12/31/2024 Estimated Industry Revenue Mix Industry Unit Revenue by Class Class 4 2% Class 1* 25% Class 2* 9% Class 4* 14% Class 5* 46% HY Unit Revenue by Class _____________________ Source: Company: FY 2024 Unit Revenues 6% Class 3* HY Unit Revenue by Region Americas 76% EMEA 19% _____________________ Source: Company: FY 2024 Unit Revenue Note: Units sold direct by SN JV are not included China 1% 4% Asia-Pacific / JapanEMEA 34% Americas 29% China 16% _____________________ Source: Internal Company estimates through 12/31/2024 Estimated Industry Revenue Mix Industry Unit Revenue by Region 21% Asia-Pacific / Japan HY revenue mix weighted toward the Americas HY revenue mix weighted toward higher-value Class 4 & 5 units 38 Growth Potential Beyond GDP+ Market Growth Rate Robotics Modular, Scalable Operator Assist Installation, Commissioning Telematics Electrification Warehouse Engineered Solutions Independent Dealers Fleet & Consulting Connected Lift Trucks Customer Care (HYCare) Subscription Support Breadth Exclusive Features Scalability Integrated Solutions Modular Design HY COMPETITIVE ADVANTAGES Evolutionary advantages enhance the core • Revolutionary shifts accelerate performance Evolving capabilities align with market growth elements Lift Trucks (Core Products) Economic Engine GDP+ Revolutionary GDP++ Core Lift Truck Products Technology to Enhance User Outcomes Services Provided to Customers Evolutionary LIFT TRUCK MARKET PENETRATION Americas EMEA JAPIC To ta l M ar ke t Si ze AMERICAS WAREHOUSE VS. INDUSTRIALS Key Opportunities for Market Share Growth 39 Growth Opportunity • Modular, scalable products fit for region • Globally enhanced sales process & capabilities • Strengthening AsOne distribution • Focused leadership, talent and organization REGIONAL GROWTH POTENTIAL • New warehouse-focused Yale® branding • Specialization + emerging technology solutions • Evolving electrification capabilities • Enhanced industry focused coverage INDUSTRY GROWTH POTENTIAL Warehouse Industrials To ta l M ar ke t Si ze Hyster-Yale Others Hyster-Yale Others Leverage global capabilities to achieve share potential across markets _____________________ (1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs China(1) Market Growth Opportunity _____________________ Source: WITS shipments data and Company shipments for most recent annual period available Growth linked to worldwide movement of all goods 40 Expanding Solutions Address Global Industry Requirements Enhancing competitive capabilities through product breadth, scalability and technology MODULAR / SCALABLE PLATFORM BREADTH Simplifies operations; maximizes configurability; generates enhanced profits Complete product range to serve nearly every application EMERGING TECHNOLOGIES Practical innovations across platforms simplify adoption Image ELECTRIFICATION Rapidly adding electrification power options for all models to support zero emissions

Core Product Strategy – Modular & Scalable Platforms

Right Truck, Right Price, Right Application
- 9 component modules; commonality enables design, assembly and parts synergies
- Modules scale up/down with interchangeable function and value components

Supply Chain and Manufacturing Optimization
- Concentration/growth of global sourcing partners
  - Goal: ~70% supplier reduction over next 4 years
- Transition to localized supplier production and managed inventory
  - JIT*** sequenced assemblies reduce working capital
- Standardized global tools/processes drive manufacturing agility/configurability
- Technology/automation optimize labor, safety and performance
- Global core production capabilities/capacity optimize cost

Provides increased market share, profitability, cash efficiency & improved working capital levels

Modular, Scalable, 2 to 3.5-ton ICE Truck Shipments Accelerating**


Americas
EMEA
JAPIC
0.3%(1)
2%
6%
11%
12%
2021
2022
2023
2024
Q3 2025 LTM*

*Q3 2025 LTM: Last Twelve Months as of 9/30/25
**ICE: Internal Combustion Engine
***JIT: Just in Time

(1) Percentages represent modular, scalable shipments as % of total unit shipments.

HYSTER-YALE MATERIALS HANDLING
41

Solving Customers' Problems with Emerging Technologies
Innovations driving breakthrough results



DATA ANALYTICS
Telemetry data helps improve operator safety, TCO* and productivity

81,000+
Active units

Projected Growth 7%+
per year**



SMART MACHINES
Operator assist systems help reduce incidents and damage; lowers TCO*

8,300+
HY units in field

Projected Growth 20%+
(7-year CAGR)**



FULL AUTOMATION
Robotic lift trucks lower labor costs, product damage and TCO*

700+
HY units in field

Projected Growth 25%+
(7-year CAGR)**



ENERGY SOLUTIONS
Lithium-ion batteries & hydrogen fuel cells open new paths for customer productivity

3,000+ units
Integrated Lithium-Ion battery and charger solutions

Projected Growth 50%+
(7-year CAGR)**

Digitization • Automation • Electrification

*TCO: Total Cost of Ownership **Source: Internal company estimate

HYSTER-YALE MATERIALS HANDLING
42

SUCCESS STORY: Chiquita Italy
Efficient Yale fleet helps keep fruit fresh at Chiquita

APPLICATION-TAILORED PERFORMANCE
Product line with customized trucks for customer's application and needs

CUSTOMER
- Large, banana ripening operations in Italy

PROJECT
- **Challenge**: Complex pallet handling in temperature-controlled warehouse with narrow, off-centre aisles requiring ergonomic and compact equipment.
- **Solution**: Deployment of tailored fleet including electric forklifts, pallet trucks, and order pickers with specialized Bolzoni attachments and responsive dealer support.
- **Impact**: Enabled efficient, safe, and precise operations while maximizing uptime and delivering strong ROI through reliable equipment and excellent after-sales service.


"The primary challenge we face is maneuvering pallets in and out of the ripening rooms, especially when stocking the upper levels, so we needed an ergonomic and compact solution. The Yale trucks are performing well for these tasks, and we are maintaining efficient operational timings."–
ROBERTO GALDONI – Chiquita Distribution Center Manager

HYSTER-YALE MATERIALS HANDLING
43

SUCCESS STORY: Electrification
High performance. Low impact.

ELECTRIC FORKLIFTS WITH ICE-LIKE POWER

CUSTOMER
- 44,000 sq. ft. drive-through indoor lumberyard

PROJECT
- **Challenge**: Upgrade aging lead-acid battery forklifts to zero-emission models for tall racks and high-volume use.
- **Solution**: Hyster electric forklifts with lithium-ion batteries to provide high load capacity, tall masts, and operational flexibility, supported by a strong local dealer.
- **Impact**: Improved operations with zero emissions. Fleet electrification expansion at additional sites with ongoing dealer support.



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Major Electrification Projects

Capitalizing on electric truck advancements where ICE* has traditionally dominated

KEY PROJECTS

Projects are helping customers meet port-equipment decarbonization regulations/requirements:

- Currently operating electrified fuel cell materials handling equipment:
  - Reach Stacker at Port of Valencia, Spain
  - Terminal Tractor at Port of Hamburg, Germany
  - Empty Container Handler Port of Hamburg, Germany (Aug 2025)
  - Two Reach Stacker are assembled and ready for shipment awaiting customer readiness
- Currently operating battery electrified materials handling equipment:
  - Empty Container Handler Port of Malta, Malta
- 10 zero-emission battery-powered terminal tractors completed used for Demo's and Reliability Growth driving
- Exploring options for additional electrification projects in European Union and United States



CMA CGM
HYSTER

*ICE: Internal Combustion Engine | List is based on current information and subject to change.

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Upcoming Product Launches

EXPECTED LAUNCHES IN 2025

- New modular 1 to 2.0-ton pneumatic and 1 to 3.5-ton cushion products for Americas & EMEA regions
- New modular 2 to 3.5-ton electric counterbalance product
- Range of scalable lithium-Ion batteries and chargers for 2 to 3-ton electric counterbalance trucks, expanding offering with comprehensive support and serviceability.
- New modular 1.5 to 2-ton electric stand up counterbalance product
- New Direct Store Delivery system for the beverage industry
- Updated 7 to 9-ton electric counterbalanced product for Americas region
- Targeted introductions of internally developed, modular automated trucks for Americas region



*ICE: Internal Combustion Engine **CB: Counterbalanced | List is based on current information and subject to change.

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HY Automated Lift Trucks

Flexible solution to reduce labor costs and total cost of ownership

THE NEXT GENERATION OF HY AUTOMATED LIFT TUCKS



Hyster Atlas™



Yale Relay™

KEY BENEFITS

- Technology fully supported by HY and its dealer network
- Simple installation and easy-to-use interface for route adjustments
- Affords lower total cost of ownership and clear return on investment

STATUS

- In final testing at customer locations

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Leveraging Independent Distribution to Win

Delivering exceptional customer experience while increasing capital efficiency



Independent DISTRIBUTION Model
SYNERGY
Differentiated AsOne value to customer
OEM and dealer aligned business models
Optimizes long-term strategy and agility
DEALER
Exclusive, independent distributors worldwide
Working to increase dual-branded dealerships as markets mature
Entrepreneurial customer focus
Investment in dealer/retail excellence
HYSTER-YALE
Coordination of dealer and major account coverage
Commercial leadership and enablement
Solution-focused capital investments
High return on total capital employed

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Lift Truck Business is the Core Platform for Delivering Value 49 Vehicle for high-margin solutions and service growth KEY TAKEAWAYS • Experienced, global market leader • Mature lift truck industry provides core platform for growth • GDP+ market growth with HY share upside potential • Strategically positioned for profit expansion across business Energy Solutions Updates & Progress 50 KEY TAKEAWAYS: NUVERA KEY TAKEAWAYS: BATTERY SOLUTIONS • Nuvera’s Q2 2025 strategic realignment designed to increase near term profits and create integrated energy solutions brand • Supports commercialization of off-grid charging solutions and completion of its port equipment power solutions • New internally developed lithium-ion battery and charger solutions for Hyster® and Yale® lift trucks • Currently available for three truck series; actively working to expand offerings across HY’s product range • Phased global launch; EMEA complete Strategic realignment and new lithium-ion battery offering Energy Solutions – Lithium-Ion Batteries 51 Single-source, integrated, value-delivered electric power options CURRENT: Multi-Source Solution • Lift truck supplied by HY • Battery supplied by 3rd party • Charger supplied by 3rd party • Solutions backed by multiple sources • Issue resolution involves multiple parties Truck Battery Charger Truck Battery Charger HY BENEFITS • Incremental growth • HY Aftersales • Dealer service • Margin enhancement through direct sales *TCO: Total Cost of Ownership • Integrated lift truck, battery and charger supplied by HY • Customized power solution for lift truck usage • Right truck, battery and charger at the right price – lower TCO* • Total factory backed solution • Issue resolution with one party Integrated Truck, Battery & Charger FUTURE: Single-Source Solution Bolzoni Attachments Need a good Bolzoni photo on a Hyster truck Transforming the way the world moves materials from Port to Home.

Award-winning Attachment Business makes HY leading industry player Bolzoni Attachments are Critical to Productivity Solutions 53 Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer ADJUSTED OPERATING PROFIT MARGIN(1) (0.5%) 1.7% 4.1% 2.4% 1.5% (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 Q3 2025 LTM* NET SALES BY PRODUCT LINE Diversified across regions and product classes Accelerating Financial Performance 54 NET SALES Decrease in revenue with planned phase-out of legacy products sold to Lift Truck business Target 7%348 356 375 379 341 2021 2022 2023 2024 Q3 2025 LTM* 53% Attachments 2% Lift Tables 8% Forks 37% Legacy Components Source: Company LTM 9/30/25 Unit Revenues ($M) *Q3 2025 LTM: Last Twelve Months as of 9/30/25 _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 61. BOLZONI ATTACHMENT MARKET PENETRATION* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 55 EMEA Americas JAPIC To ta l M ar ke t Si ze Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs • Increased sales and marketing capabilities INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH AUTOMOTIVE & 3PL* Preferred supplier of high- performance rotating tire clamp in growth industries PULP & PAPER Auramo Paper roll clamps well-respected industry brand HOME APPLIANCES Bolzoni High-tech carton clamp helps reduce product damage BEVERAGE Meyer Innovative double-pallet handler; industry-standard; productivity multiplier Leveraging high-quality, respected brands and products in growth industries 56 Driving Growth, Industry by Industry *3PL: Third-Party Logistics

Product Development Focus Feeds Growth

Solving customers' challenges through product and technological development



Customer input: new handling-application needs
Research & Development solving challenges
New products / technology developed
Sales growth

FUTURE DEVELOPMENT

- AGVs growing in specific industries
- Collaborating with AGV manufacturers for integrated attachments



RECENT PRODUCT LAUNCHES



easy-MOVE 4.0
HA Telescopic Clamp

- Easy-Connect Product range introduced with advanced technologies for smart logistics and Internet/Wi-Fi-enabled options
- Home Appliance (HA) Telescopic clamp introduced in 2024. Designed to easily handle home appliances and less than one pallet loads in confined spaces.

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SUCCESS STORY: Bolzoni Telescopic Home Appliances Clamp

Smart handling solutions for high-performance e-commerce logistics

TELESCOPIC CARTON CLAMPS

Fast, synchronized and space-optimized handling of large and varied loads, with maximum efficiency and minimal product damage

CUSTOMER

- A leading e-commerce operator in Central Europe

PROJECT

- **Challenge**: A compact clamp solution to efficiently unload variable-sized cartons and appliances in tight warehouse spaces, while maintaining speed, minimizing damage, and ensuring easy forklift maneuverability.
- **Solution**: Bolzoni's new intelligent telescopic clamp *Easy Move 4.0.*
- **Impact**: Improved operational efficiency, reduced product damage, and optimized space usage in high-turnover logistics.



"Thanks to Bolzoni's telescopic clamps, we've significantly improved the speed and safety of our warehouse operations, while protecting the integrity of our products."– Logistics Manager

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Clear Path to Achieving Profitability Goals

Substantial opportunities to reach consistent profitability at target margin

ADDRESSABLE MARKET GROWTH

- New attachment products
- Increase Americas and JAPIC market participation and share

PRODUCT MARGIN EXPANSION

- Increase in higher-margin, technologically-advanced products expected

IMPROVED EFFICIENCIES CREATE SYNERGIES

- One company, 3 brands allows for an agile, unified market approach

STRONG OEM RELATIONSHIPS DIVERSIFY REVENUE

- Sell to HY and other leading OEMs

OEM TOP CUSTOMERS



2024*
38% OEM 1
28% OEM 2
20% OEM 3
9% OEM 4
5% Other OEM

*Excludes cylinder sales to HY

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Bolzoni - A Strategic Multiplier for HY



ENHANCES HY VALUE CREATION
Sell to Everyone; deepen and diversify relationships
Disciplined execution and operational efficiencies
Working capital and cash improvements focus
Enhance HY market penetration opportunities in EMEA
Developing future talent to sustain business fundamentals
Growth and margin expansion support HY goals
Completes HY solution

KEY TAKEAWAYS

- Expanding market presence outside Europe
- Investing in customer-driven product innovation
- Accelerating financial results with ongoing margin expansion opportunities

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Appendix

Reconciliations

Working capital percentage of sales, Return on total capital employed, Adjusted EBITDA, Adjusted operating profit (loss) and Adjusted net income (loss) are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following:

- Working capital percentage of sales is defined as net working capital divided by annualized revenues for the quarter and the annual revenue at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable.
- Return on total capital employed ("ROTCE") is defined as net income (loss), as reported, plus interest expense, restructuring and impairment charges, after tax, divided by average capital employed. Average capital employed is defined as average stockholders' equity plus average debt less average cash.
- Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before income taxes and noncontrolling interest plus net interest expense, depreciation and amortization expense and restructuring and impairment charges. The Company defines Adjusted EBITDA for the segments as operating profit (loss) plus, other income (expense), depreciation and amortization expense and restructuring and impairment charges.
- Adjusted operating profit (loss) is defined as operating profit (loss) plus restructuring and impairment charges.
- Adjusted net Income (loss) is defined as net income (loss) plus restructuring and impairment charges.

Reconciliations to the most directly comparable U.S. GAAP measures are included in the following pages.

62

Reconciliations of Adjusted Operating Profit and Adjusted Net Income (Loss)

Q3 2025

($M)	Lift Truck[1]	Bolzoni[1]	Consolidated
Operating profit (loss)	—	$2.1	$2.3
Restructuring and impairment charges	$1.0	—	$1.0
Adjusted operating profit	$1.0	$2.1	$3.3
Net income (loss)	—	—	$(2.3)
Restructuring and impairment charges	—	—	$1.0
Income tax expense adjustment[2]	—	—	$(0.3)
Adjusted net income (loss)			$(1.6)

2025 YTD

($M)	Lift Truck[1]	Bolzoni[1]	Consolidated
Operating profit (loss)	$9.4	$5.1	$15.1
Restructuring and impairment charges	$16.9	—	$16.9
Adjusted operating profit	$26.3	$5.1	$32.0
Net income (loss)	—	—	$(7.6)
Restructuring and impairment charges	—	—	$16.9
Income tax expense adjustment[2]	—	—	$(4.4)
Adjusted net income			$4.9

(1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information..
(2) Tax adjustment at statutory rate of 26%.

63

Reconciliations of Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) *continued*

	HY	LIFT TRUCK
	2021	2021
Operating profit (loss)	$(152.3)	$(149.2)
Impairment charges[1]	$81.7	$81.7
Adjusted operating profit (loss)	$(70.6)	$(67.5)
Net income (loss)	$(173.0)	
Impairment charges[1]	$70.0	
Tax valuation allowance adjustment[2]	$58.6	
Adjusted net income (loss)	$(44.4)	

(1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.
(2) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets.

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Working Capital Percentage of Sales Calculation

	2021	2022	2023	2024	Q3 2025
Accounts receivable	$457.4	$523.6	$497.5	$488.4	$520.6
Inventory	781	799.5	815.7	754.3	740.3
Accounts payable	(541.4)	(607.4)	(530.2)	(455.5)	$(476.0)
Net Working Capital[(1)]	$697.0	$715.7	$783.0	$787.2	$784.9
Consolidated Revenue*	$3,075.7	$3,548.3	$4,118.3	$4,308.2	$3,916.4
Net Working Capital as % of Revenue	23%	20%	19%	18%	20%

*Revenue for 2021 – 2024 is actual fiscal year revenue. Revenue for Q3 2025 is annualized.

(1) Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable.

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Reconciliation of ROTCE

($M)	2021[(1)]	2022[(1)]	2023[(1)]	2024[(1)]	Q3 2025 LTM[(1)]
Average Stockholders' Equity	$525.5	$241.9	$288.9	$454.4	$519.1
Average Debt	$373.4	$535.2	$532.2	$476.0	$466.8
Average Cash	$(93.8)	$(66.8)	$(69.3)	$(75.9)	$(77.5)
Average capital employed	**805.1**	**710.3**	**751.8**	**854.5**	**908.4**
Net Income (Loss)	(173.0)	(74.1)	125.9	142.3	2.7
Plus: Interest Expense, net	14.9	27.3	34.7	31	28.8
Plus: Restructuring and impairment charges[(2)]	70.0	—	—	22.6	38.3
Plus: Tax valuation on deferred tax assets[(3)]	58.6	—	—	—	—
Less: Income taxes on restructuring and impairment charges, net[(4)]	—	—	—	(5.9)	(10.0)
Less: Income taxes on interest expense, net[(4)]	(3.9)	(6.8)	(8.7)	(8.1)	(7.5)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$(33.4)**	**$(53.6)**	**$151.9**	**$181.9**	**$52.3**
Actual return on total capital employed percentage[(5)]	(4.1%)	(7.5%)	20.2%	21.3%	5.8%

(1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.
(3) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets.
(4) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2021, 2024 and 2025 and 25% for 2022 and 2023.
(5) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

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Reconciliation of Adjusted EBITDA

($M)	Year Ended December 31					Qtr.	Qtr.
Consolidated	**2021**	**2022**	**2023**	**2024**	**2025 LTM***	**9/30/2025**	**9/30/2024**
Reconciliation of Adjusted EBITDA							
Net income (loss) attributable to stockholders	$(173.0)	$(74.1)	$125.9	$142.3	$2.7	$(2.3)	$17.2
Noncontrolling interest income (loss) and dividends	(10.2)	2.5	2.2	1.9	1.6	0.6	0.6
Income tax expense (benefit)	28.3	9.2	52.9	74.8	18.7	(2.9)	10.3
Interest expense	15.5	28.4	37.3	33.8	31.3	8.0	8.4
Interest income	(0.6)	(1.1)	(2.6)	(2.8)	(2.5)	(0.6)	(0.5)
Depreciation and amortization expense	46.2	43.4	45.1	47.6	45.9	11.3	11.7
Restructuring and impairment charges[(1)]	81.7	—	—	22.6	38.3	1.0	1.2
Adjusted EBITDA	**$(12.1)**	**$8.3**	**$260.8**	**$320.2**	**$136.0**	**$15.1**	**$48.9**

($M)	Year Ended December 31					Qtr.
Lift Truck	**2021**	**2022**	**2023**	**2024**	**2025 LTM***	**9/30/2025**
Reconciliation of Adjusted EBITDA						
Operating profit (loss)	$(149.2)	$(44.7)	$188.6	$235.7	$46.4	$—
Other income	11.8	3.7	7.5	5.2	4.2	0.6
Depreciation and amortization expense	33.5	31.7	33.4	35.9	33.8	8.2
Restructuring and impairment charges[(1)]	81.7	—	—	18.3	34.0	1.0
Adjusted EBITDA	**$(22.2)**	**$(9.3)**	**$229.5**	**$295.1**	**$118.4**	**$9.8**

*2025 LTM: Last Twelve Months as of 9/30/25

(1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.

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Reconciliation of Adjusted EBITDA *continued*

($M)	Year Ended December 31					Qtr.
Bolzoni	**2021**	**2022**	**2023**	**2024**	**2025 LTM***	**9/30/2025**
Reconciliation of Adjusted EBITDA						
Operating profit (loss)	$(1.8)	$6.2	$15.3	$9.1	$0.7	$2.1
Other income (expense)	0.5	0.3	(0.5)	—	0.2	(0.1)
Depreciation and amortization expense	12.7	11.7	11.7	11.7	12.1	3.1
Restructuring and impairment charges	—	—	—	4.3	4.3	—
Adjusted EBITDA	**$11.4**	**$18.2**	**$26.5**	**$25.1**	**$17.3**	**$5.1**

*2025 LTM: Last Twelve Months as of 9/30/25

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Supplemental Information Disciplined Capital and R&D Expenditures 70 -15 5 25 45 65 85 2021 2022 2023 2024 Low Est. 2025 High Est. 2025 Lift Truck IT Systems Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 2% 3% 4% 0 40 80 120 160 2020 2021 2022 2023 2024 Est. 2025 Lift Truck Bolzoni Note: Internal estimates are as of 9/30/23 ($M) ($M) • ~38.9% of total HY revenues come from new products released in the past 5 years R&D % of Revenues • 2024 capital expenditures of $48M • 2025 total estimated capital expenditures ranges from $50-$60M • Wide range due to global economic uncertainty and its impact on HY’s business results Range Americas 76% EMEA 18% Class 1* 26% Class 2* 11% Class 4* 15% Class 5* 42% _____________________ Source: Company: Q3 2025 Unit Revenues Americas 76% EMEA 18% HY Lift Truck Revenue by Geography & Class – Quarter & LTM 9/30/25 71 Class 1* 26% Class 2* 10% Class 4* 14% Class 5* 44% 6% Class 3* _____________________ Source: Company: LTM 9/30/25 Unit Revenues _____________________ Source: Company: LTM 9/30/25 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included HY Q3 ‘25 Lift Truck Unit Revenue by ClassHY Q3 ’25 Lift Truck Unit Revenue by Geography HY LTM ’25 Lift Truck Unit Revenue by Geography HY LTM ’25 Lift Truck Unit Revenue by Class 5% Asia-Pacific / Japan 5% Asia-Pacific / Japan 6% Class 3* _____________________ Source: Company: Q3 2025 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included China 1% China 1% *Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine) HY Dealer Data 72 Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations September 30, 2025 Americas 9 79 11 59 30 274 16 16 66 428 EMEA 54 124 38 71 22 35 15 26 129 256 JAPIC 44 84 10 26 5 32 19 32 78 174 Total 107 287 59 156 57 341 50 74 273 858 *Maximal totals include all brands sold by dealers